EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Oct-04                                                         31-Oct-04

    Distribution Date:       BMW VEHICLE OWNER TRUST 2002-A           Period #
    26-Nov-04                ------------------------------                 30

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
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    Balances
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                                                                               Initial               Period End
        Receivables                                                     $1,401,763,032             $286,483,287
        Reserve Account                                                    $14,017,630              $10,513,223
        Yield Supplement Overcollateralization                              $6,397,885               $1,406,054
        Class A-1 Notes                                                   $311,000,000                       $0
        Class A-2 Notes                                                   $358,426,000                       $0
        Class A-3 Notes                                                   $446,779,000               $5,917,086
        Class A-4 Notes                                                   $251,253,000             $251,253,000
        Class B Notes                                                      $27,907,000              $27,907,000

    Current Collection Period
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        Beginning Receivables Outstanding                                 $306,571,792
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                Receipts of Scheduled Principal                            $12,228,919
                Receipts of Pre-Paid Principal                              $7,584,769
                Liquidation Proceeds                                          $203,472
                Principal Balance Allocable to Gross Charge-offs               $71,345
            Total Receipts of Principal                                    $20,088,505

            Interest Distribution Amount
                Receipts of Interest                                        $1,664,465
                Servicer Advances                                              $52,335
                Reimbursement of Previous Servicer Advances                         $0
                Accrued Interest on Purchased Receivables                           $0
                Recoveries                                                     $55,121
                Net Investment Earnings                                        $13,036
            Total Receipts of Interest                                      $1,784,956

            Release from Reserve Account                                            $0

        Total Distribution Amount                                          $21,802,116

        Ending Receivables Outstanding                                    $286,483,287

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance             $2,034,853
        Current Period Servicer Advance                                        $52,335
        Current Reimbursement of Previous Servicer Advance                          $0
        Ending Period Unreimbursed Previous Servicer Advances               $2,087,188

    Collection Account
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        Deposits to Collection Account                                     $21,802,116
        Withdrawals from Collection Account
            Servicing Fees                                                    $255,476
            Class A Noteholder Interest Distribution                        $1,015,830
            First Priority Principal Distribution                                   $0
            Class B Noteholder Interest Distribution                          $112,791
            Regular Principal Distribution                                 $19,979,546
            Reserve Account Deposit                                                 $0
            Unpaid Trustee Fees                                                     $0
            Excess Funds Released to Depositor                                $438,473
        Total Distributions from Collection Account                        $21,802,116


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                            $0
            Release from Collection Account                                   $438,473
        Total Excess Funds Released to the Depositor                          $438,473

    Note Distribution Account
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        Amount Deposited from the Collection Account                       $21,108,167
        Amount Deposited from the Reserve Account                                   $0
        Amount Paid to Noteholders                                         $21,108,167

    Distributions
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        Monthly Principal Distributable Amount                         Current Payment    Ending Balance      Per $1,000      Factor
        Class A-1 Notes                                                             $0                $0           $0.00       0.00%
        Class A-2 Notes                                                             $0                $0           $0.00       0.00%
        Class A-3 Notes                                                    $19,979,546        $5,917,086          $44.72       1.32%
        Class A-4 Notes                                                             $0      $251,253,000           $0.00     100.00%
        Class B Notes                                                               $0       $27,907,000           $0.00     100.00%

        Interest Distributable Amount                                  Current Payment        Per $1,000
        Class A-1 Notes                                                             $0             $0.00
        Class A-2 Notes                                                             $0             $0.00
        Class A-3 Notes                                                        $82,006             $0.18
        Class A-4 Notes                                                       $933,824             $3.72
        Class B Notes                                                         $112,791             $4.04



    Carryover Shortfalls
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                                                                               Prior
                                                                          Period Carryover   Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                                      $0                $0              $0
        Class A-2 Interest Carryover Shortfall                                      $0                $0              $0
        Class A-3 Interest Carryover Shortfall                                      $0                $0              $0
        Class A-4 Interest Carryover Shortfall                                      $0                $0              $0
        Class B Interest Carryover Shortfall                                        $0                $0              $0


    Receivables Data
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                                                                      Beginning Period     Ending Period
        Number of Contracts                                                     25,570            24,721
        Weighted Average Remaining Term                                          25.04             24.12
        Weighted Average Annual Percentage Rate                                  6.33%             6.32%

        Delinquencies Aging Profile End of Period                        Dollar Amount        Percentage
            Current                                                       $254,584,691            88.87%
            1-29 days                                                      $25,655,277             8.96%
            30-59 days                                                      $4,679,985             1.63%
            60-89 days                                                        $726,431             0.25%
            90-119 days                                                       $326,797             0.11%
            120+ days                                                         $510,105             0.18%
            Total                                                         $286,483,287           100.00%
            Delinquent Receivables +30 days past due                        $6,243,318             2.18%


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        Write-offs
            Gross Principal Write-Offs for Current Period                      $71,345
            Recoveries for Current Period                                      $55,121
            Net Write-Offs for Current Period                                  $16,224

            Cumulative Realized Losses                                      $6,868,398


        Repossessions                                                    Dollar Amount        Units
            Beginning Period Repossessed Receivables Balance                  $548,466          33
            Ending Period Repossessed Receivables Balance                     $394,180          24
            Principal Balance of 90+ Day Repossessed Vehicles                  $54,188           3



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                    $1,515,013
        Beginning Period Amount                                             $1,515,013
        Ending Period Required Amount                                       $1,406,054
        Current Period Release                                                $108,959
        Ending Period Amount                                                $1,406,054
        Next Distribution Date Required Amount                              $1,301,306

    Reserve Account
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        Beginning Period Required Amount                                   $10,513,223
        Beginning Period Amount                                            $10,513,223
        Net Investment Earnings                                                $13,036
        Current Period Deposit                                                      $0
        Current Period Release to Collection Account                                $0
        Current Period Release to Depositor                                         $0
        Ending Period Required Amount                                      $10,513,223
        Ending Period Amount                                               $10,513,223

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